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                                                                 EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



HOUSTON INDUSTRIES INCORPORATED:

We consent to the incorporation by reference in this Registration Statement of Houston Industries Incorporated on Form S-8 of our report dated February 16, 1993, appearing in the Annual Report on Form 10-K of Houston Industries Incorporated for the year ended December 31, 1992 and to the reference to us under the heading "Experts" in the Prospectus relating to this Registration Statement.



DELOITTE & TOUCHE


Houston, Texas
February 11, 1994